UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 4, 2023
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RESIDEO TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-38635 (Commission File Number)	82-5318796 (IRS Employer Identification No.)

16100 N. 71st Street, Suite 550 Scottsdale, Arizona		85254
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (480) 573-5340
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol:	Name of each exchange on which registered:
Common Stock, par value $0.001 per share	REZI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 4, 2023, the Board of Directors of Resideo Technologies, Inc. (the “Company”) approved changes to the executive leadership of the Company’s Products & Solutions business, effective December 5, 2023. Phillip Theodore, the Company’s President, Products & Solutions, was appointed to a new, non-executive officer position of Senior Vice President, Executive Advisor and is succeeded by Thomas Surran, who will serve as President, Products & Solutions.

In connection with his change in position, the Compensation and Human Capital Management Committee (the “Committee”) approved certain compensatory arrangements for Mr. Theodore for his service in his new role, which include maintaining his annual base salary of $569,250 and his target annual incentive compensation opportunity equal to 100% of his annual base salary, and extending Mr. Theodore’s participation in the executive-level excess liability insurance and executive physical programs while in his new role. The Committee also approved the following additional severance benefits in the event Mr. Theodore’s employment is terminated without cause within 12 months following his transition to his new position, and subject to his compliance with certain restrictive covenants: (i) continued participation in the executive officer-level severance benefits under the Company’s Severance Plan for Designated Officers, (ii) continued vesting of any unvested stock options from the grant he received September 28, 2021 and (iii) an extension of the expiration date for all stock options granted to him on September 28, 2021 to September 27, 2028.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 5, 2023

RESIDEO TECHNOLOGIES, INC.

By:	/s/ Jeannine J. Lane
Name:	Jeannine J. Lane
Title:	Executive Vice President, General Counsel and Corporate Secretary